ALPHA HEDGE FUND, INC.
SUPPLEMENT DATED DECEMBER 1, 2005
TO THE PROSPECTUS
DATED APRIL 4, 2005

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Alpha Hedge Fund, Inc.

This Supplement updates the above-dated Prospectus. In the Prospectus, under caption "PRINCIPAL INVESTMENT STRATEGIES OF THE FUND", the first paragraph has been changed to accomadate the purchase of smaller companies and now reads as follows:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund will attempt to achieve its objective by utilizing a proprietary mathematical model administered by the Investment Advisor (Adams Asset Advisors, LLC). The Model analyzes performance data and market capitalization data (shares outstanding multiplied by current share price) of U.S. companies and looks for valuation discrepancies. The Fund will invest at least 80% of its net assets in U.S. stocks or stock indices and exchange traded call options and put options representing these U.S. stocks or stock indices. A call option is a contract which gives the purchaser of the option, in return for a premium paid, the right to buy the underlying securities at the exercise price at any time during the contract period. A put option is a contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying securities at the exercise price at any time during the contract period. The use of call and put options enable the Fund to control a larger value of securities without borrowing, as the purchase of an option requires less capital (only the premium paid) than the outright purchase of the underlying securities. The Fund will establish a long position on securities that appear relatively favorable by purchasing a combination of common stocks or stock indices and call options on common stocks or stock indices. The Fund will at times "hedge" this long position market exposure by purchasing put options on different common stocks or stock indices that appear relatively unfavorable. The Fund will generally have a "net long" exposure to the performance of U.S. stocks or stock indices, after these hedging activities are taken into account, meaning that the Fund will have more invested in long exposure through the purchase of common stock or call options than in short exposure through the purchase of put options at any given time. The Fund will not engage in short selling of stocks or options, will not utilize margin to borrow money for additional securities purchases, will not concentrate (i.e., invest more than 25% of net assets) in any one industry or group of industries, and will not buy illiquid securities. The Fund intends to be as fully invested as possible at all times. The Advisor uses the mathematical model to recommend which securities positions to purchase and hold until a different portfolio is suggested by the model statistics.